Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Encore Energy Partners LP (“ENP”) on Form 10-Q for the period ended September 30, 2011 as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), I, Richard A. Robert, Executive Vice President and Chief Financial Officer of Encore Energy Partners GP LLC, the general partner of ENP, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ENP.

Date:  November 8, 2011                                                   /s/ Richard A. Robert
Richard A. Robert
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
of Encore Energy Partners GP LLC, the General Partner
of Encore Energy Partners LP